EXHIBIT 21

LIST OF SUBSIDIARIES

The following is a list of certain subsidiaries (greater than 50% owned) of the registrant and their respective states or countries of incorporation:

Actividades A y D, S.A (Guatemala).	Cinergy Global Power Iberia, S.A. (Spain)
Advance SC LLC (South Carolina)	Cinergy Global Power Services Limited (England)
Aguaytia Energy del Peru S.R.L. Ltda. (Peru)	Cinergy Global Power, Inc. (Delaware)
Aguaytia Energy, LLC (Delaware)	Cinergy Global Resources, Inc. (Delaware)
Attiki Denmark ApS (Denmark)	Cinergy Global Trading Limited (England)
Bison Insurance Company Limited (Bermuda)	Cinergy Global Tsavo Power (Cayman Islands)
Brownsville Power I, L.L.C. (Delaware)	Cinergy Holdings BV (Netherlands)
Caldwell Power Company (North Carolina)	Cinergy Investments, Inc. (Delaware)
Catamount Celtic Energy Limited (Scotland)	Cinergy Limited Holdings, LLC (Delaware)
Catamount Energy Corporation(Vermont)	Cinergy Origination & Trade, LLC (Delaware)
Catamount Energy SC 1 (Scotland)	Cinergy Power Generation Services, LLC (Delaware)
Catamount Energy SC 2 (Scotland)	Cinergy Power Investments, Inc. (Ohio)
Catamount Energy SC 3 (Scotland)	Cinergy Receivables Company LLC (Delaware)
Catamount Heartlands Corporation (Delaware)	Cinergy Retail Power General, Inc.(Texas)
Catamount Rumford Corporation (Vermont)	Cinergy Retail Power Limited, Inc. (Delaware)
Catamount Sweetwater 1 LLC (Vermont)	Cinergy Retail Power, L.P. (Delaware)
Catamount Sweetwater 2 LLC (Vermont)	Cinergy Solutions - Utility, Inc. (Delaware)
Catamount Sweetwater 3 LLC(Vermont)	Cinergy Solutions Partners, LLC (Delaware)
Catamount Sweetwater 4-5 LLC (Vermont)	Cinergy Technology, Inc. (Indiana)
Catamount Sweetwater 6 LLC (Vermont)	Cinergy Two, Inc.(Delaware)
Catamount Sweetwater Corporation (Vermont)	Cinergy UK, Inc.(Delaware)
Catamount Sweetwater Holdings LLC (Vermont)	Cinergy Wholesale Energy, Inc.(Ohio)
Catawba Manufacturing and Electric Power Company (North Carolina)	Cinergy-Centrus Communications, Inc.(Delaware)
CEC UK1 Holding Corp. (Vermont)	Cinergy-Centrus, Inc. (Delaware)
CEC UK2 Holding Corp. (Vermont)	CinFuel Resources, Inc. (Delaware)
CEC Wind Development LLC (Vermont)	CinPower I, LLC (Delaware)
Centra Gas Toluca S.R.L. de C.V. (Mexico)	Claiborne Energy Services, Inc. (Louisiana)
CGP Global Greece Holdings, SA (Greece)	Comercializadora Duke Energy de Centro America, Limitada (Guatemala)
Cinergy Climate Change Investments, LLC (Delaware)	CSCC Holdings Limited Partnership (British Columbia, Canada)
Cinergy Corp. (Delaware)	CSGP General, LLC (Texas)
Cinergy Foundation, Inc. (Indiana)	CSGP Limited, LLC (Delaware)
Cinergy General Holdings, LLC (Delaware)	CST General, LLC (Texas)
Cinergy Global (Cayman) Holdings, Inc.(Cayman Islands)	CST Green Power, L.P. (Delaware)
Cinergy Global Ely, Inc. (Delaware)	CST Limited, LLC (Delaware)
Cinergy Global Hellas S.A. (Greece)	D/FD Holdings, LLC (Delaware)
Cinergy Global Holdings, Inc. (Delaware)	D/FD International Services Brasil Ltda. (Brazil)
Cinergy Global Power (UK) Limited (England)	D/FD Operating Services LLC (Delaware)
Cinergy Global Power Africa (Proprietary) Limited (South Africa)	DE Marketing Canada Ltd. (Canada-Federal)

DE Nuclear Engineering, Inc.(North Carolina)	Duke Energy Egenor S. en C. por A. (Peru)
DEB - Pequenas Centrais Hidrelétricas Ltda. (Brazil)	Duke Energy Electroquil Partners (Delaware)
DEGS Biomass, LLC (Delaware)	Duke Energy Engineering, Inc. (Ohio)
DEGS EPCOM College Park, LLC (Delaware)	Duke Energy Fossil-Hydro California, Inc. (Delaware)
DEGS GASCO, LLC (Delaware)	Duke Energy Fossil-Hydro, LLC (Delaware)
DEGS O&M, LLC (Delaware)	Duke Energy Generating S.A. (Argentina)
DEGS of Boca Raton, LLC (Delaware)	Duke Energy Generation Services Holding Company, Inc. (Delaware)
DEGS of Cincinnati, LLC (Ohio)	Duke Energy Generation Services, Inc. (Delaware)
DEGS of Delta Township, LLC (Delaware)	Duke Energy Group Holdings, LLC (Delaware)
DEGS of Lansing, LLC (Delaware)	Duke Energy Group, LLC(Delaware)
DEGS of Monaca, LLC (Delaware)	Duke Energy Indiana, Inc. (Indiana)
DEGS of Narrows, LLC (Delaware)	Duke Energy Industrial Sales, LLC (Delaware)
DEGS of Oklahoma, LLC(Delaware)	Duke Energy International (Europe) Holdings ApS (Denmark)
DEGS of Philadelphia, LLC (Delaware)	Duke Energy International (Europe) Limited (United Kingdom)
DEGS of San Diego, Inc. (Delaware)	Duke Energy International Argentina Holdings (Cayman Islands)
DEGS of Shreveport, LLC(Delaware)	Duke Energy International Argentina Marketing/Trading (Bermuda) Ltd. (Bermuda)
DEGS of South Charleston, LLC (Delaware)	Duke Energy International Asia Pacific Ltd. (Bermuda)
DEGS of St. Bernard, LLC(Delaware)	Duke Energy International Bolivia Holdings No. 1, LLC (Delaware)
DEGS of St. Paul, LLC(Delaware)	Duke Energy International Brasil Commercial, Ltda. (Brazil)
DEGS of Tuscola, Inc. (Delaware)	Duke Energy International Brasil Holdings, LLC (Delaware)
DEGS Three Buttes, LLC(Delaware)	Duke Energy International Brazil Holdings Ltd. (Bermuda)
DEGS Wind I, LLC (Delaware)	Duke Energy International Chile C.P.A. (Chile)
DEGS Wind Supply II, LLC (Delaware)	Duke Energy International Chile Holding I B.V. (Netherlands)
DEGS Wind Supply, LLC (Delaware)	Duke Energy International Chile Holding II B.V. (Netherlands)
Delta Township Utilities, LLC (Delaware)	Duke Energy International Comercializadora de El Salvador, S.A. de C.V. (El Salvador)
DENA Asset Partners, L.P. (Delaware)	Duke Energy International del Ecuador Cia. Ltda. (Ecuador)
DENA Partners Holding, LLC (Delaware)	Duke Energy International El Salvador Investments No. 1 Ltd (Bermuda)
DETMI Management, Inc. (Colorado)	Duke Energy International El Salvador Investments No. 1 y Cia. S. enC. de C.V. (El Salvador)
Dixilyn-Field (Nigeria) Limited (Nigeria)	Duke Energy International El Salvador, S en C de CV (El Salvador)
Dixilyn-Field Drilling Company (Delaware)	Duke Energy International Electroquil Holdings, LLC (Delaware)
Dixilyn-Field International Drilling Company, S.A. (Panama)	Duke Energy International Espana Holdings, S.L.U. (Spain)
Duke Broadband, LLC (Delaware)	Duke Energy International Group Cooperatie U.A. (Netherlands)
Duke Capital Partners, LLC (Delaware)	Duke Energy International Group, Ltd. (Bermuda)
Duke Communications Holdings, Inc. (Delaware)	Duke Energy International Guatemala Holdings No. 1, Ltd. (Bermuda)
Duke Energy Americas, LLC(Delaware)	Duke Energy International Guatemala Holdings No. 2, Ltd. (Bermuda)
Duke Energy Business Services LLC (Delaware)	Duke Energy International Guatemala Holdings No. 3 (Cayman Islands)
Duke Energy Carolinas Plant Operations, LLC(Delaware)	Duke Energy International Guatemala Limitada (Guatemala)
Duke Energy Carolinas, LLC (North Carolina)	Duke Energy International Guatemala y Compania Sociedad en Comandita por Acciones (Guatemala)
Duke Energy Cerros Colorados, S.A.(Argentina)	Duke Energy International Group Cooperatie U.A. (Netherlands)
Duke Energy Commercial Enterprises, Inc. (Indiana)	Duke Energy International Holding, Ltd. (Bermuda)
Duke Energy Corporate Services, Inc. (Delaware)	Duke Energy International Holdings B.V. (Netherlands)
Duke Energy Development Pty Ltd (Australia)	Duke Energy International Investments No. 2 Ltd. (Bermuda)

Duke Energy International Latin America, Ltd.(Bermuda)	Duke Trading Do Brasil Ltda. (Brazil)
Duke Energy International Mexico Holding Company I, S. de R.L. de C.V.(Mexico)	Duke Ventures II, LLC (Delaware)
Duke Energy International Mexico, S.A. de C.V. (Mexico)	Duke Ventures Real Estate, LLC (Delaware)
Duke Energy International Netherlands Financial Services B.V. (Netherlands)	Duke Ventures, LLC (Nevada)
Duke Energy International Operaciones Guatemala Limitada (Guatemala)	Duke/Fluor Daniel (North Carolina)
Duke Energy International Peru Inversiones No. 1, S.R.L.(Peru)	Duke/Fluor Daniel Caribbean, S.E. (Puerto Rico)
Duke Energy International Peru Investments No. 1, Ltd.(Bermuda)	Duke/Fluor Daniel El Salvador S.A. de C.V. (El Salvador)
Duke Energy International PJP Holdings, Ltd.(Bermuda)	Duke/Fluor Daniel International (Nevada)
Duke Energy International Southern Cone SRL (Argentina)	Duke/Fluor Daniel International Services (Nevada)
Duke Energy International Trading and Marketing (UK) Limited (United Kingdom)	Duke/Fluor Daniel International Services (Trinidad) Ltd. (Trinidad and Tobago)
Duke Energy International Transmision Guatemala Limitada (Guatemala)	Duke/Louis Dreyfus L.L.C. (Nevada)
Duke Energy International Uruguay Holdings, LLC (Delaware)	Duke-Cadence, Inc. (Indiana)
Duke Energy International Uruguay Investments, S.R.L. (Uruguay)	DukeNet Communications, LLC (Delaware)
Duke Energy International, Brasil Ltda. (Brazil)	Duke-Reliant Resources, Inc. (Delaware)
Duke Energy International, Geracao Paranapanema S.A. (Brazil)	DukeTec I, LLC
Duke Energy International, LLC (Delaware)	DukeTec II, LLC (Delaware)
Duke Energy Kentucky, Inc. (Kentucky)	DukeTec, LLC (Delaware)
Duke Energy Marketing America, LLC (Delaware)	Eastman Whipstock do Brasil Ltda.
Duke Energy Marketing Corp. (Nevada)	Eastman Whipstock, S.A. (Brazil)
Duke Energy Marketing Limited Partnership (Alberta, Canada)	Eastover Land Company (Kentucky)
Duke Energy Merchants, LLC (Delaware)	Eastover Mining Company (Kentucky)
Duke Energy Moapa, LLC (Delaware)	Electroquil, S.A. (Ecuador)
Duke Energy Murray Operating, LLC (Delaware)	Energy Pipelines International Company (Delaware)
Duke Energy North America, LLC (Delaware)	Equinox Vermont Corporation (Vermont)
Duke Energy Ohio, Inc. (Ohio)	Etenorte S.R.L.(Peru)
Duke Energy One, Inc. (Delaware)	Eteselva S. R. L.(Peru)
Duke Energy Peru Holdings S.R.L. (Peru)	eVent Resources Holdings LLC (Delaware)
Duke Energy Receivables Finance Company, LLC (Delaware)	eVent Resources I LLC (Delaware)
Duke Energy Registration Services, Inc. (Delaware)	eVent Resources Overseas I, LLC (Delaware)
Duke Energy Retail Sales, LLC (Delaware)	Gas Integral S.R.L. (Peru)
Duke Energy Royal, LLC (Delaware)	Generadora La Laguna Duke Energy International Guatemala y Cia., S.C.A. (Guatemala)
Duke Energy Services Canada ULC (British Columbia, Canada)	Greenville Gas and Electric Light and Power Company (South Carolina)
Duke Energy Services, Inc. (Delaware)	Happy Jack Windpower, LLC (Delaware)
Duke Energy Trading and Marketing, L.L.C. (Delaware)	IGC Aguaytia Partners, LLC (Cayman Islands)
Duke Energy Transmission Holding Company, LLC (Delaware)	Inver Energy Holdings (Cayman Islands) I
Duke Engineering & Services (Europe) Inc. (Delaware)	Inver Energy Holdings II (Cayman Islands)
Duke Engineering & Services International, Inc. (Cayman Islands)	Inver-Energy y Cia. SCA (Cayman Islands)
Duke Investments, LLC (Delaware)	Kit Carson Windpower, LLC (Delaware)
Duke Java, Inc. (Nevada)	KO Transmission Company (Kentucky)
Duke Project Services Australia Pty Ltd (Australia)	LH1, LLC (Delaware)
Duke Project Services, Inc. (North Carolina)	Louisiana Energy Services, LLC (Louisiana)
Duke Supply Network, LLC (Delaware)	MCP, LLC (South Carolina)
Duke Technologies, Inc. (Delaware)	Miami Power Corporation (Indiana)

North Allegheny Wind, LLC (Delaware)
NorthSouth Insurance Company Limited (Bermuda)	Termoselva S. R. L. (Peru)
Notrees Windpower, LP (Delaware)	Texas Eastern (Bermuda) Ltd. (Bermuda)
Oak Mountain Products, LLC (Delaware)	Texas Eastern Arabian Ltd. (Bermuda)
Ocotillo Windpower, LP (Delaware)	The Duke Energy Foundation (North Carolina)
Ohio River Valley Propane, LLC (Delaware)	Three Buttes Windpower, LLC (Delaware)
P.I.D.C. Aguaytia, L.L.C. (Delaware)	Top of the World Wind Energy LLC (Delaware)
Pan Service Company (Delaware)	TRES Timber, LLC (South Carolina)
PanEnergy Corp. (Delaware)	Tri-State Improvement Company (Ohio)
Peru Energy Holdings, LLC (Delaware)	Wateree Power Company (South Carolina)
Pioneer Transmission, LLC (Indiana)	Western Carolina Power Company (North Carolina)
Proyecto de Autoabastecimiento La Silla, S. de R.L. de C.V. (Mexico)	Willow Creek Wind Energy LLC (Delaware)
Sandy River Timber, LLC (South Carolina)	Willow Mountain Products, LLC (Delaware)
Seahorse do Brasil Servicos Maritimos Ltda. (Brazil)	Termoselva S. R. L. (Peru)
Searchlight Wind Energy LLC (Nevada)	Texas Eastern (Bermuda) Ltd. (Bermuda)
Silver Sage Windpower, LLC (Delaware)	Texas Eastern Arabian Ltd. (Bermuda)
South Construction Company, Inc. (Indiana)	The Duke Energy Foundation (North Carolina)
Southern Power Company (North Carolina)	Three Buttes Windpower, LLC (Delaware)
Spruce Mountain Investments, LLC (Delaware)	Top of the World Wind Energy LLC (Delaware)
Spruce Mountain Products, LLC (Delaware)	TRES Timber, LLC (South Carolina)
SUEZ-DEGS of Lansing, LLC (Delaware)	Tri-State Improvement Company (Ohio)
SUEZ-DEGS of Orlando LLC (Delaware)	Wateree Power Company (South Carolina)
Sugartree Timber, LLC (Delaware)
SYNCAP II, LLC (Delaware)
TBP Properties, LLC (South Carolina)
TE Happy Jack, LLC (Delaware)
TE Notrees, LLC (Delaware)
TE Ocotillo, LLC (Delaware)
TE Silver Sage, LLC (Delaware)
Teak Mountain Products, LLC (Delaware)
TEC Aguaytia, Ltd. (Bermuda)